                                                                     EXHIBIT 4.1

                              [DIGITALTHINK LOGO]

                                  COMMON STOCK

                                ----------------

                                     NUMBER

                         INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE

                                  COMMON STOCK

                                ----------------

                                     SHARES

                                SEE REVERSE FOR
                              CERTAIN DESCRIPTIONS

                               CUSIP


THIS CERTIFIES THAT
                    -------------------------------------------

IS THE OWNER OF
                    -------------------------------------------

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                       PAR VALUE OF $0.001 PER SHARE, OF

                               DIGITALTHINK, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             [CERTIFICATE OF STOCK]

     ------------------

                                     [SEAL]

/s/ ADAM D. LEVY                                   /s/ PETER J. GOETTNER
------------------------                           ------------------------
Adam D. Levy                                       Peter J. Goettner
Assistant Secretary

COUNTERSIGNED AND REGISTERED:
     NORWEST BANK MINNESOTA, N.A.
          TRANSFER AGENT AND REGISTRAR

By:
   ----------------------------
     Authorized Signature

                               DIGITALTHINK, INC.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF TRANS MIN ACT:______Custodian_______
TEN ENT - as tenants by the entireties                          (Cust)         (Minor)
 JT TEN - as joint tenants with
          right of survivorship                   under Uniform Transfers to Minors
          not as tenants in common                Act______________________________
                                                                (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INDENT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
      --------------------


                             X
                             --------------------------------------------------

                             X
                             --------------------------------------------------
                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED

By:
_______________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.